                                                                   Exhibit 10.10


                        AMENDMENT NO. 3 TO LOAN AGREEMENT
                        ---------------------------------


         AGREEMENT, made as of the 5th day of October, 2001, by and among:

         HEALTH CARE REIT, INC., a Delaware corporation, and each of the other entities listed on Exhibit 1 annexed hereto (individually, a "BORROWER" and collectively, THE "BORROWERS");

         The Banks that have executed the signature pages hereto (individually, a "BANK" and, collectively, the "BANKS"); and

         KEY CORPORATE CAPITAL INC., a Michigan corporation, as Agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT");

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS:

         (A) The Borrowers, the Agent and the Banks entered into a certain Loan Agreement dated as of March 28, 1997 (as amended by (i) Amendment No. 1 to Loan Agreement dated as of October 1, 1998, and (ii) Amendment No. 2 to Loan Agreement dated as of January 29, 2001, the "ORIGINAL LOAN AGREEMENT"; the Original Loan Agreement, as amended hereby, and as it may hereafter be further amended, modified or supplemented, is hereinafter referred as the "LOAN AGREEMENT");

         (B) The Borrowers wish to amend the Original Loan Agreement to allow for the incurrence of certain secured indebtedness by the Borrower(s) and the Banks and the Agent are willing to amend the Original Loan Agreement as hereinafter set forth; and

         (C) All capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Original Loan Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         ARTICLE 1. AMENDMENTS TO ORIGINAL LOAN AGREEMENT.
                    --------------------------------------

                  (a) The Original Loan Agreement is hereby amended by deleting Schedules 7.1 and 7.2 thereof in their entirety and substituting therefor Schedules 7.1 and 7.2 annexed hereto.

                  (b) All references in the Original Loan Agreement and the other Loan Documents to the "Loan Agreement", and also in the case of the Original Loan Agreement to "this Agreement", shall be deemed to refer to the Original Loan Agreement, as amended hereby.

                  (c) The Original Loan Agreement and the other Loan Documents shall each be deemed amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Agreement.

         ARTICLE 2. REPRESENTATIONS AND WARRANTIES.
                    -------------------------------

                  (a) The Borrowers hereby confirm, reaffirm and restate to each of the Banks and the Agent all of the representations and warranties set forth in Article 3 of the Original Loan Agreement as if such representations and warranties were made as of the date hereof, except for changes in the ordinary course of business which, either singly or in the aggregate, would not have a Material Adverse Effect.

                  (b) (i) The execution, delivery and performance by each Borrower of this Amendment No. 3 are within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of each Borrower, (ii) this Amendment No. 3 is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its respective terms, and (iii) the execution, delivery and performance by each Borrower of this Amendment No. 3 does not: (A) contravene the terms of any Borrower's organizational documents, (B) conflict with or result in a breach or contravention of, or the creation of any lien under, any document evidencing any contractual obligation to which any Borrower is a party or any order, injunction, writ or decree to which any Borrower or its property is subject, or
(C) violate any requirement of law.

         ARTICLE 3. MISCELLANEOUS.
                    -------------

                  SECTION 3.1 ARTICLE 10 OF THE ORIGINAL LOAN AGREEMENT. The miscellaneous provisions under Article 10 of the Original Loan Agreement, together with the definition of all terms used therein, and all other sections of the Original Loan Agreement to which Article 10 refers are hereby incorporated by reference as if the provisions thereof were set forth in full herein, except that (i) the term "Loan Agreement" shall be deemed to refer to the Original Loan Agreement, as amended hereby, (ii) the term "this Agreement" shall be deemed to refer to this Agreement; and (iii) the terms "hereunder" and "hereto" shall be deemed to refer to this Agreement.

                  SECTION 3.2 CONTINUED EFFECTIVENESS. Except as amended hereby, the Original Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

                  SECTION 3.3 COUNTERPARTS. This Agreement may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.




                           [Signature Pages To Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.

                                      HEALTH CARE REIT, INC.
                                      HCRI PENNSYLVANIA PROPERTIES, INC.
                                      HCRI OVERLOOK GREEN, INC.
                                      HCRI TEXAS PROPERTIES, INC.
                                      HCRI TEXAS PROPERTIES, LTD.
                                          BY HEALTH CARE REIT, INC.,
                                          ITS GENERAL PARTNER
                                      HCRI NEVADA PROPERTIES, INC.
                                      HCRI LOUISIANA PROPERTIES, L.P.
                                          BY HCRI SOUTHERN INVESTMENTS I, INC.,
                                          ITS GENERAL PARTNER
                                      HEALTH CARE REIT INTERNATIONAL, INC.
                                      HCN ATLANTIC GP, INC.
                                      HCN ATLANTIC LP, INC.
                                      HCN BCC HOLDINGS, INC.
                                      HCRI INDIANA PROPERTIES, INC.
                                      HCRI INDIANA PROPERTIES, LLC
                                          BY HEALTH CARE REIT, INC.,
                                          ITS MEMBER
                                      HCRI LIMITED HOLDINGS, INC.
                                      HCRI MASSACHUSETTS PROPERTIES, INC.
                                      HCRI MASSACHUSETTS PROPERTIES TRUST
                                          BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                          ITS TRUSTEE
                                      HCRI HOLDINGS TRUST
                                          BY HCRI MASSACHUSETTS PROPERTIES, INC.
                                          ITS TRUSTEE
                                      HCRI NORTH CAROLINA PROPERTIES, LLC
                                          BY HEALTH CARE REIT, INC.
                                          ITS MEMBER
                                      HCRI SOUTHERN INVESTMENTS I, INC.
                                      HCRI TENNESSEE PROPERTIES, INC.
                                      PENNSYLVANIA BCC PROPERTIES, INC.


                                      By       /s/ George L. Chapman
                                        ----------------------------------------
                                                                        Title

         GEORGE L. CHAPMAN, as Chief Executive Officer of all of the aforementioned entities, has executed this Amendment No. 3 to Loan Agreement and intending that all entities above named are bound and are to be bound by the one signature as if he had executed this Amendment No. 3 to Loan Agreement separately for each of the above named entities.

                                          KEY CORPORATE CAPITAL INC.,
                                          AS AGENT AND AS A BANK



                                          BY
                                            ------------------------------------
                                                                         TITLE


                                          Lending Office for Base Rate Loans and
                                          LIBOR Loans:

                                          Key Corporate Capital Inc.
                                          127 Public Square, MC:OH-01-27-0605
                                          Cleveland, Ohio 44114
                                          Attention: Healthcare Administrative
                                                            Assistant

                                          Address for Notices:

                                          Key Corporate Capital Inc.
                                          127 Public Square, MC:OH-01-27-0605
                                          Cleveland, Ohio 44114
                                          Attention: Ms. Angela Mago
                                          Telecopier: (216) 689-5970






                             Health Care REIT, Inc.
               Signature Page to Amendment No. 3 to Loan Agreement

                                          FLEET NATIONAL BANK
                                          AS SYNDICATION AGENT AND AS A BANK



                                          BY       /S/ CHRISTIAN COVELLO
                                              ----------------------------------
                                                                        TITLE


                                          Lending Office for Base Rate Loans and
                                          LIBOR Loans:

                                          Fleet National Bank
                                          1185 Avenue of the Americas
                                          New York, New York 10036
                                          Attention: Mr. Christian J. Covello

                                          Address for Notices:

                                          Fleet National Bank
                                          1185 Avenue of the Americas
                                          New York, New York 10036
                                          Attention: Mr. Christian J. Covello
                                          Telecopier: (212) 819-4112






                             Health Care REIT, Inc.
               Signature Page to Amendment No. 3 to Loan Agreement

                                          HARRIS TRUST AND SAVINGS BANK



                                          BY    /S/ EDWARD MCGUIRE
                                             -----------------------------------
                                                                         TITLE


                                          Lending Office for Base Rate Loans and
                                          LIBOR Loans:

                                          Harris Trust and Savings Bank
                                          111 West Monroe
                                          Chicago, Illinois 60603
                                          Attention: Edward McGuire

                                          Address for Notices:

                                          Harris Trust and Savings Bank
                                          111 West Monroe
                                          Chicago, Illinois 60603
                                          Attention: Edward McGuire
                                          Telecopier: (312) 293-5852



                             Health Care REIT, Inc.
               Signature Page to Amendment No. 3 to Loan Agreement

                                          COMERICA BANK


                                          BY    /S/ JEFFREY R. GARDNER
                                            ------------------------------------
                                                                         TITLE


                                          Lending Office for Base Rate Loans and
                                          LIBOR Loans:

                                          Comerica Bank
                                          Comerica Tower at Detroit Center
                                          500 Woodward Avenue
                                          Detroit, Michigan 48226
                                          Attention: Jeffrey Gardner

                                          Address for Notices:

                                          Comerica Bank
                                          Comerica Tower at Detroit Center
                                          500 Woodward Avenue
                                          Detroit, Michigan 48226
                                          Attention: Jeffrey Gardner
                                          Telecopier: (313) 222-3420


                             Health Care REIT, Inc.
               Signature Page to Amendment No. 3 to Loan Agreement

                                         BANK OF AMERICA


                                         BY   /S/ WILLIAM DUKE
                                             -----------------------------------
                                                                        TITLE


                                         Lending Office for Base Rate Loans and
                                         LIBOR Loans:

                                         Bank of America
                                         100 North N. Tryon Street
                                         Charlotte, North Carolina 28255-0001
                                         Attention: William Duke

                                         Address for Notices:

                                         Bank of America
                                         100 North N. Tryon Street
                                         Charlotte, North Carolina 28255-0001
                                         Attention: William Duke
                                         Telecopier: (704) 388-6002


                             Health Care REIT, Inc.
               Signature Page to Amendment No. 3 to Loan Agreement

                                          BANK ONE, N.A.


                                          BY   /S/ JAN E. PETRIK
                                            ------------------------------------
                                                                       TITLE


                                          Lending Office for Base Rate Loans and
                                          LIBOR Loans:

                                          Bank One, N.A.
                                          600 Superior
                                          Cleveland, Ohio  44114
                                          Attention: Commercial Loan Operations

                                          Address for Notices:

                                          Bank One, N.A.
                                          Commercial Banking
                                          600 Superior
                                          Cleveland, Ohio  44114
                                          Attention: Ms. Jan Petrik
                                          Telecopier: (216) 781-4567



                             Health Care REIT, Inc.
               Signature Page to Amendment No. 3 to Loan Agreement

                                          NATIONAL CITY BANK


                                          BY    /S/ DOUGLAS L. BOX
                                            ------------------------------------
                                                                       TITLE


                                          Lending Office for Base Rate Loans and
                                          LIBOR Loans:

                                          National City Bank
                                          405 Madison Avenue
                                          Toledo, Ohio  43604
                                          Attention: Mr. Douglas Box

                                          Address for Notices:

                                          National City Bank
                                          405 Madison Avenue
                                          Toledo, Ohio  43604
                                          Attention: Mr. Douglas Box
                                          Telecopier: (419) 259-6666






                             Health Care REIT, Inc.
               Signature Page to Amendment No. 3 to Loan Agreement

                                         MANUFACTURERS AND TRADERS TRUST COMPANY


                                         BY    /S/ C. GREGORY VOGELSANG
                                            ------------------------------------
                                                                        TITLE


                                         Lending Office for Base Rate Loans and
                                         LIBOR Loans:

                                         M & T Center
                                         One Fountain Plaza, 12th Floor
                                         Buffalo, New York 14203-1495
                                         Attention: Mr. C. Gregory Vogelsang

                                         Address for Notices:

                                         M & T Center
                                         One Fountain Plaza, 12th Floor
                                         Buffalo, New York 14203-1495
                                         Attention: Mr. Gregory Vogelsang
                                         Telecopier: (716) 848-7318



                             Health Care REIT, Inc.
               Signature Page to Amendment No. 3 to Loan Agreement

                                         KBC N.V.


                                         BY   /S/ CORALIE VAN WILDES
                                            ------------------------------------
                                                                         TITLE


                                         BY   /S/ ROBERT SNAUFFER
                                            ------------------------------------
                                                                         TITLE


                                         Lending Office for Base Rate Loans and
                                         LIBOR Loans:

                                         KBC N.V.
                                         125 West 55th Street
                                         New York, New York 10019
                                         Attention: Kate McCarthy

                                         Address for Notices:

                                         KBC N.V.
                                         125 West 55th Street
                                         New York, New York 10019
                                         Attention: Kate McCarthy
                                         Telecopier: (212) 541-0793





                             Health Care REIT, Inc.
               Signature Page to Amendment No. 3 to Loan Agreement

                                    EXHIBIT 1
                      TO AMENDMENT NO. 3 TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT
                      ------------------------------------


                                LIST OF BORROWERS
                                -----------------


NAME OF BORROWER                                         STATE OF ORGANIZATION
----------------                                         ---------------------

Health Care REIT, Inc.                                          Delaware
HCRI Pennsylvania Properties, Inc.                            Pennsylvania
HCRI Overlook Green, Inc.                                     Pennsylvania
HCRI Texas Properties, Inc.                                     Delaware
HCRI Texas Properties, Ltd.                                      Texas
HCRI Louisiana Properties, L.P.                                 Delaware
Health Care REIT International, Inc..                           Delaware
HCN Atlantic GP, Inc.                                           Delaware
HCN Atlantic LP, Inc.                                           Delaware
HCRI Nevada Properties, Inc.                                     Nevada
HCN BCC Holdings, Inc.                                          Delaware
HCRI Holdings Trust                                          Massachusetts
HCRI Indiana Properties, Inc.                                   Delaware
HCRI Indiana Properties, LLC                                    Indiana
HCRI Limited Holdings, Inc.                                     Delaware
HCRI Massachusetts Properties Trust                          Massachusetts
HCRI Massachusetts Properties, Inc.                             Delaware
HCRI North Carolina Properties, LLC                             Delaware
HCRI Southern Investments I, Inc.                               Delaware
HCRI Tennessee Properties, Inc.                                 Delaware
Pennsylvania BCC Properties, Inc.                             Pennsylvania

                                  SCHEDULE 7.1
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT
                      ------------------------------------

                             PERMITTED INDEBTEDNESS
                             ----------------------

I.       LINES OF CREDIT
         ---------------
                                                                                   Total
                                                                                 Available
                                                                                 ---------

Key/Fleet Revolving Line of Credit                                             $150,000,000
Capital Bank, NA                                                                 25,000,000
                                                                               -------------
                                                                               $175,000,000

II.      EXISTING SECURED DEBT
         ---------------------

                                                        Investment              Amount of
         Operator                   Facility             Balance            Liens/Indebtedness
         --------                   --------             -------            ------------------

Various (Bank United pool)          Various            $142,791,154            $ 60,000,000
Southern Assisted Living, Inc.      Bluffton, SC          5,634,679               4,000,000
Horizon Healthcare Corp.            San Antonio, TX         866,452                 866,452
                                                                               ------------
                                                                               $ 64,866,452

III.     EXISTING OTHER UNSECURED DEBT
         -----------------------------

1993 Series Senior Notes                                                       $ 15,000,000
1996 Series Senior Notes                                                         30,000,000
1997 Series Senior Notes                                                         60,000,000
1998 Series Senior Notes                                                        100,000,000
1999 Series Senior Notes                                                         50,000,000
                                                                               ------------
                                                                               $255,000,000

IV.      EXISTING CONTINGENT OBLIGATIONS
         -------------------------------

Operator                            Facility                             Amount of Guaranty
--------                            --------                             ------------------

Kingston Health Care                Naperville, IL                             $  4,055,000
Village Management                  Rockford, IL                                  4,390,000
ASA Development                     Tucson, AZ                                    3,500,000
                                                                               ------------
                                                                               $ 11,945,000

V.       PROPOSED SECURED DEBT*
         ----------------------
                                                           Investment               Amount of
         Operator                   Facility                Balance             Liens/Indebtedness
         --------                   --------                -------             ------------------

Harborside Healthcare Corporation   Beachwood, OH         $58,017,500          $45,517,500
                                    Westlake, OH
                                    Broadview, OH

* This Indebtedness shall not be included in calculating the ten percent (10%) limitation referred to in subsection 7.1(f) of the Loan Agreement

                                  SCHEDULE 7.2
                                TO LOAN AGREEMENT
                                  BY AND AMONG
                             HEALTH CARE REIT, INC.
                              AND ITS SUBSIDIARIES,
                           THE BANKS SIGNATORY HERETO
                                       AND
                      KEY CORPORATE CAPITAL INC., AS AGENT

              PERMITTED SECURITY INTERESTS, LIENS AND ENCUMBRANCES


EXISTING LIENS
--------------

                                                            Investment               Amount of
Operator                            Facility                 Balance            Liens/Indebtedness
--------                            --------                 -------            ------------------

Various (Bank United pool)          Various                $142,791,154             $60,000,000
Southern Assisted Living, Inc.      Bluffton, SC              5,634,679               4,000,000
Horizon Healthcare Corp.            San Antonio, TX             866,452                 866,452
                                                                                    -----------
                                                                                    $64,866,452

                                                             Investment              Amount of
Operator                            Facility                  Balance           Liens/Indebtedness
--------                            --------                  -------           ------------------

Harborside Healthcare Corporation   Beachwood, OH           $58,017,500             $45,517,500
                                    Westlake, OH
                                    Broadview, OH

TOTAL EXISTING AND PROPOSED LIENS:                                                 $110,383,952